After Recording Return to:
Thompson & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201
Attention: Matthew H. Swerdlow

FOURTH MODIFICATION AGREEMENT

This FOURTH MODIFICATION AGREEMENT (this “Agreement”) dated effective as of August 21, 2015 (the “Effective Date”) by and between STRATUS PROPERTIES INC., a Delaware corporation (“Stratus”), STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership (“SPOC”), CIRCLE C LAND, L.P., a Texas limited partnership (“Circle C”), AUSTIN 290 PROPERTIES, INC., a Texas corporation (“Austin”), and OVERLOOK AT AMARRA, L.L.C., a Texas limited liability company (“Amarra”) (Stratus, SPOC, Circle C, Austin and Amarra are sometimes referred to in this Agreement severally as “Borrower”), and COMERICA BANK (“Lender”);

W I T N E S S E T H:

A.The following documents were previously executed and delivered by Stratus, SPOC, Circle C and Austin (“Original Borrower”) to Lender, inter alia, relating to a loan (the “Original Loan”) in the original principal sum of $48,000,000.00, each dated December 31, 2012:
i.    that certain Loan Agreement (the “Original Loan Agreement”);
ii.    that certain Revolving Promissory Note, payable to the order of Lender in the original principal sum of $35,000,000.00 (the “Original Revolving Note”);
iii.    that certain Promissory Note, payable to the order of Lender in the original principal sum of $3,000,000.00 (the “Original Letter of Credit Note”);
iv.    that certain Promissory Note payable to the order of Lender in the original principal sum of $10,000,000.00 (the “Construction Note”);
v.    that certain Deed of Trust, Security Agreement and Assignment of Rents from Stratus to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220644 of the Real Property Records of Travis County, Texas (the “Stratus Deed of Trust”);
vi.    that certain Deed of Trust, Security Agreement and Assignment of Rents from Circle C to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220642 of the Real Property Records of Travis County, Texas (the “Circle C Deed of Trust”);
vii.    that certain Deed of Trust, Security Agreement and Assignment of Rents from SPOC to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220643 of the Real Property Records of Travis County, Texas (the “SPOC Deed of Trust”);
viii.    that certain Deed of Trust, Security Agreement and Assignment of Rents from Austin to Brian P. Foley, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2012220641 of the Real Property Records of Travis County, Texas, (the “Austin Deed of Trust”; and together with the Stratus Deed of Trust, Circle C Deed of Trust and the SPOC Deed of Trust, collectively referred to as the “Deed of Trust”);
ix.    that certain Subordination Agreement, recorded under Clerk’s File No. 2012220640 of the Real Property Records of Travis County, Texas, executed by Stratus in favor of Lender (the “Subordination Agreement”);
x.    that certain Security Agreement, executed by Stratus in favor of Lender (the “Security Agreement”); and
xi.    that certain Assignment of Reimburseables, Credits and Other Fees in favor of Lender (the “Assignment of Reimburseables”).
The instruments described above, and all other documents evidencing, securing or otherwise executed in connection with the Original Loan, being herein collectively called the “Original Loan Documents”;
B.The Original Loan Documents were previously modified by the following documents:
i.    that certain Modification and Extension Agreement dated November 12, 2014, between Borrower and Lender, recorded under Clerk’s File No. 2014176011 of the Real Property Records of Travis County, Texas, between Original Borrower and Lender (the “Modification Agreement”); and
ii.    that certain Second Modification and Extension Agreement dated February 11, 2015, recorded under Clerk’s File No. 2015020882 of the Real Property Records of Travis County, Texas, between Original Borrower and Lender (the “Second Modification Agreement”); and
iii.    that certain Third Modification and Extension Agreement dated May 19, 2015, recorded under Clerk’s File No. 2015079898 and 2015090591 of the Real Property Records of Travis County, Texas, between Original Borrower and Lender (the “Third Modification Agreement”).
C.Borrower has requested that Lender increase the committed amount of the Original Loan to a total loan amount of $72,500,000.00 (the “Loan”) and make certain modifications to the Original Loan Documents, and Lender is willing to do so on the terms and conditions set forth below.
D.Contemporaneously herewith, Borrower has executed and delivered to Lender the following documents, each dated as of the date hereof:
i.    that certain Amended and Restated Loan Agreement (the “Loan Agreement”), in substitution of the Original Loan Agreement;
ii.    that certain Amended and Restated Revolving Promissory Note, payable to the order of Lender in the original principal sum of $45,000,000.00 (the “Revolving Note”), in substitution of the Original Revolving Note;
iii.    that certain Installment Note, payable to the order of Lender in the original principal sum of $20,000,000.00 (the “Term Note”); and

iv.    that certain Amended and Restated Promissory Note, payable to the order of Lender in the original principal sum of $7,500,000.00 (the “Letter of Credit Note”; and together with the Revolving Note and the Term Note, collectively referred to as the “Note” ).
The Note, the Loan Agreement, the Deed of Trust, the Subordination Agreement, the Security Agreement, the Assignment of Reimbursables; the Modification Agreement, the Second Modification Agreement, the Third Modification Agreement, this Agreement and all other documents evidencing, securing or otherwise in connection with the Loan evidenced by the Note being herein collectively called the “Loan Documents”).
E.Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Mortgaged Property.
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meaning given to such capitalized terms in the Loan Agreement.

2.Construction Note. Lender and Borrower hereby acknowledge and agree that the Construction Note is hereby cancelled and of no further force and effect.

3.    Amended and Restated Loan Agreement. Borrower and Lender hereby acknowledge and agree that the Loan Agreement is in substitution of, and amendment and restatement of, the Original Loan Agreement. All references in the Loan Documents to the “Loan Agreement” or similar references shall hereafter refer to the Loan Agreement.
4.    Revolving Note. Lender acknowledges receipt of the Revolving Note, and Borrower and Lender agree that the Revolving Note is in substitution of, and amendment and restatement of, the Original Revolving Note. All references in the Loan Documents to the “Revolving Note” or similar references shall hereafter refer to the Revolving Note.
5.    Letter of Credit Note. Lender acknowledges receipt of the Letter of Credit Note, and Borrower and Lender agree that the Letter of Credit Note is in substitution of, and amendment and restatement of, the Original Letter of Credit Note. All references in the Loan Documents to the “Letter of Credit Note” or similar references shall hereafter refer to the Letter of Credit Note.
6.    Maturity Date. The liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure payment of the Note as extended by the Note. Without limiting the foregoing, the term “Maturity Date” and other references to the maturity of the Loan or the Note used in the Loan Documents are hereby amended to mean and refer to “August 31, 2017”.
7.Additional Borrower. Effective as of the date hereof, Amarra is added as a “Borrower” under the Loan Documents as if Amarra had signed such Loan Documents on the date of their original execution. Amarra hereby assumes, on a joint and several basis with Original Borrower, and promises to pay according to the terms thereof, all principal and interest on the Note and also assumes, on a joint and several basis with Original Borrower, and promises to keep and perform all other obligations under the Loan Documents. All references in the Loan Documents to “Borrower” or similar references are hereby modified and shall mean and refer to “Stratus Properties Inc., a Delaware corporation, Stratus Properties Operating Co., L.P., a Delaware limited partnership, Circle C Land, L.P., a Texas limited partnership, Austin 290 Properties, Inc., a Texas corporation, and Overlook at Amarra, L.L.C., a Texas limited liability company” (individually or collectively, as the context may require).

8.Modification of Deed of Trust.

(a)    Stratus Deed of Trust.

i.	The definition of Loan Agreement is hereby amended and restated and replaced with the following:

Loan Agreement: That certain Amended and Restated Loan Agreement dated August 21, 2015 by and between Borrowers, as borrower, and Beneficiary, as lender.”

ii.	The definition of Note is hereby amended and restated and replaced with the following:

Note: Collectively (i) that certain Amended and Restated Revolving Promissory Note (the “Revolving Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of FOURTY-FIVE MILLION AND NO/100THS DOLLARS ($45,000,000.00), (ii) that certain Amended and Restated Promissory Note (the “Letter of Credit Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($7,500,000.00), (iii) that certain Installment Note (the “Term Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of TWENTY MILLION AND NO/100THS DOLLARS ($20,000,000.00), and (iv) any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory notes or of any promissory note or notes given in renewal, substitution or replacement therefor.

iii.	Section 12.17 is hereby amended and restated and replaced with the following:

12.17    Loan Agreement. Reference is hereby made for all purposes to the Loan Agreement between Beneficiary and Borrowers pertaining to the funding of the principal amount of the Note and Grantor’s covenants and obligations thereunder. In event of a conflict between the terms and provisions hereof and the Loan Agreement, the Loan Agreement shall govern.

(b)    Circle C Deed of Trust.

i.	The definition of Loan Agreement is hereby amended and restated and replaced with the following:

Loan Agreement: That certain Amended and Restated Loan Agreement dated August 21, 2015 by and between Borrowers, as borrower, and Beneficiary, as lender.”

ii.	The definition of Note is hereby amended and restated and replaced with the following:

Note: Collectively (i) that certain Amended and Restated Revolving Promissory Note (the “Revolving Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of FOURTY-FIVE MILLION AND NO/100THS DOLLARS ($45,000,000.00), (ii) that certain Amended and Restated Promissory Note (the “Letter of Credit Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($7,500,000.00), (iii) that certain Installment Note (the “Term Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of TWENTY MILLION AND NO/100THS DOLLARS ($20,000,000.00), and (iv) any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory notes or of any promissory note or notes given in renewal, substitution or replacement therefor.

iii.	Section 12.17 is hereby amended and restated and replaced with the following:

12.17    Loan Agreement. Reference is hereby made for all purposes to the Loan Agreement between Beneficiary and Borrowers pertaining to the funding of the principal amount of the Note and Grantor’s covenants and obligations thereunder. In event of a conflict between the terms and provisions hereof and the Loan Agreement, the Loan Agreement shall govern.

(c)    SPOC Deed of Trust.

i.	The definition of Grantor is hereby amended and restated and replaced with the following:

Grantor: The individual or entity described as Grantor in the initial paragraph of this Deed of Trust, together with Overlook at Amarra, L.L.C., a Texas limited liability company, and any and all subsequent owners of the Mortgaged Property or any part thereof (without hereby implying Beneficiary’s consent to any Disposition of the Mortgaged Property).

ii.	The definition of Loan Agreement is hereby amended and restated and replaced with the following:

Loan Agreement: That certain Amended and Restated Loan Agreement dated August 21, 2015 by and between Borrowers, as borrower, and Beneficiary, as lender.”

iii.	The definition of Note is hereby amended and restated and replaced with the following:

Note: Collectively (i) that certain Amended and Restated Revolving Promissory Note (the “Revolving Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of FOURTY-FIVE MILLION AND NO/100THS DOLLARS ($45,000,000.00), (ii) that certain Amended and Restated Promissory Note (the “Letter of Credit Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($7,500,000.00), (iii) that certain Installment Note (the “Term Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of TWENTY MILLION AND NO/100THS DOLLARS ($20,000,000.00), and (iv) any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory notes or of any promissory note or notes given in renewal, substitution or replacement therefor.

iv.	Section 12.17 is hereby amended and restated and replaced with the following:

12.17    Loan Agreement. Reference is hereby made for all purposes to the Loan Agreement between Beneficiary and Borrowers pertaining to the funding of the principal amount of the Note and Grantor’s covenants and obligations thereunder. In event of a conflict between the terms and provisions hereof and the Loan Agreement, the Loan Agreement shall govern.

(d)    Austin Deed of Trust.

i.	The definition of Loan Agreement is hereby amended and restated and replaced with the following:

Loan Agreement: That certain Amended and Restated Loan Agreement dated August 21, 2015 by and between Borrowers, as borrower, and Beneficiary, as lender.”

ii.	The definition of Note is hereby amended and restated and replaced with the following:

Note: Collectively (i) that certain Amended and Restated Revolving Promissory Note (the “Revolving Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of FOURTY-FIVE MILLION AND NO/100THS DOLLARS ($45,000,000.00), (ii) that certain Amended and Restated Promissory Note (the “Letter of Credit Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($7,500,000.00), (iii) that certain Installment Note (the “Term Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrowers, as the maker therein, and payable to the order of Beneficiary, as the payee therein, in the principal amount of TWENTY MILLION AND NO/100THS DOLLARS ($20,000,000.00), and (iv) any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory notes or of any promissory note or notes given in renewal, substitution or replacement therefor.

iii.	Section 12.17 is hereby amended and restated and replaced with the following:

12.17    Loan Agreement. Reference is hereby made for all purposes to the Loan Agreement between Beneficiary and Borrowers pertaining to the funding of the principal amount of the Note and Grantor’s covenants and obligations thereunder. In event of a conflict between the terms and provisions hereof and the Loan Agreement, the Loan Agreement shall govern.

9.Modification of Other Loan Documents.

(a)    Loan Documents. All references to any Loan Document either modified hereby or amended and restated of even date herewith are hereby modified to reference such modified Loan Document or amended and restated Loan Document, as the case may be.

(b)    Loan Amount. All references in the Loan Documents to “Forty-Eight Million and No/100 Dollars” or “$48,000,000.00” or any variation thereof are hereby amended to “Seventy-Two Million Five Hundred Thousand and No/100 Dollars” or “72,500,000.00”.

(c)    Security Agreement. Section 2.1(a) and (b) of the Security Agreement are hereby amended and restated and replaced with the following:

(a)    All indebtedness now and hereafter evidenced and to be evidenced by (i) that certain Amended and Restated Revolving Promissory Note (the “Revolving Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Stratus Properties Inc., a Delaware corporation (“Stratus”), Stratus Properties Operating Co., L.P., a Delaware limited partnership (“SPOC”), Circle C Land, L.P., a Texas limited partnership (“Circle C”), Austin 290 Properties, Inc., a Texas corporation (“Austin”), and Overlook at Amarra, L.L.C., a Texas limited liability company (“Amarra”) (Stratus, SPOC, Circle C, Austin and Amarra are sometimes referred to in this Agreement severally as “Borrower”), as the maker therein, and payable to the order of Secured Party, as the payee therein, in the principal amount of FOURTY-FIVE MILLION AND NO/100THS DOLLARS ($45,000,000.00), (ii) that certain Amended and Restated Promissory Note (the “Letter of Credit Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrower, as the maker therein, and payable to the order of Secured Party, as the payee therein, in the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($7,500,000.00), (iii) that certain Installment Note (the “Term Note”) dated August 21, 2015, and incorporated herein by this reference, executed by Borrower, as the maker therein, and payable to the order of Secured Party, as the payee therein, in the principal amount of TWENTY MILLION AND NO/100THS DOLLARS ($20,000,000.00), and (iv) any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory notes or of any promissory note or notes given in renewal, substitution or replacement therefor (collectively, the “Note”).

(b)    All obligations and indebtedness of Borrower now or hereafter created or incurred under the Amended and Restated Loan Agreement dated August 21, 2015 between Borrower and Secured Party, as may hereafter be further amended, modified, supplemented, restated or replaced from time to time (collectively, the “Loan Agreement”).

(c)    All references in the Security Agreement to the term “Debtor” are hereby replaced with the defined term “Borrower”.

(d)    Subordination Agreement. The third recital paragraph in the Subordination Agreement is hereby amended and restated in its entirety and replaced with the following:

WHEREAS, Stratus has executed a first lien Deed of Trust, Security Agreement and Assignment of Rents (as amended, the "Deed of Trust") covering the Property to Bank as security for indebtedness of Stratus, owing or hereafter owing to Bank, including multiple promissory notes (collectively, the "Note") in the aggregate principal sum of Seventy-Two Million Five Hundred Thousand and NO/100 Dollars ($72,500,000.00), and an Amended and Restated Loan Agreement between Stratus and Bank (the "Loan Agreement"), and

10.Representations and Warranties. Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property (other than the Mortgaged Property which has been released by Lender from the liens of the Deed of Trust); (b) Borrower is duly organized and legally existing under the laws of the state of its organizations and is duly qualified to do business in the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower’s articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower’s knowledge there exists no uncured default under any of the Loan Documents. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

11.Further Assurances. Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

12.Default; Remedies. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, subject to the applicable notice and/or cure periods provided in Section 6.1 of the Loan Agreement, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

13.Intentionally Omitted.

14.Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Note. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower’s obligation to repay the Note.

15.Liens Valid; No Offsets or Defenses. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

16.Merger; No Prior Oral Agreements. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

11.Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

12.Release of Lender. Borrower hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

13.Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

14.Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

15.Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

16.Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

17.Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

18.Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

19.Notice of No Oral Agreements. Borrower and Lender hereby take notice of and agree to the following:

A.    PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

B.    PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.    THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the date first above written.

BORROWER: STRATUS PROPERTIES INC., a Delaware corporation By:/s/ Erin D. Pickens Erin D. Pickens, Senior Vice President	AUSTIN 290 PROPERTIES, INC., a Texas corporation By:/s/ Erin D. Pickens Erin D. Pickens, Senior Vice President
STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By: STRS L.L.C., a Delaware limited liability company, General Partner

   By Stratus Properties Inc., a Delaware corporation, Sole Member

      By:/s/ Erin D. Pickens
Erin D. Pickens,
Senior Vice President

OVERLOOK AT AMARRA, L.L.C.,
     a Texas limited liability company

    By: STRS L.L.C., a Delaware limited liability company, Manager

   By Stratus Properties Inc., a Delaware corporation, Sole Member

      By:/s/ Erin D. Pickens
Erin D. Pickens,
Senior Vice President

CIRCLE C LAND, L.P.,
a Texas limited partnership

By: Circle C GP, L.L.C., a Delaware limited liability company, General Partner

   By Stratus Properties Inc., a Delaware corporation, Sole Member

      By:/s/ Erin D. Pickens
Erin D. Pickens,
Senior Vice President

[Signature Page – Fourth Modification Agreement]

LENDER:

COMERICA BANK

By:/s/ Sterling J. Silver
Sterling J. Silver, Senior Vice President

[Signature Page – Fourth Modification Agreement]